UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (earliest event reported): July 2, 2010

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10346	77-0226211
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	file number)	Identification No.)

611 Industrial Way

Eatontown, NJ 07224

(Address of principal executive offices) (Zip code)

(732) 389-0355

(Registrant’s telephone number, including area code)

Not applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01               Other Events

On June 7, 2010, EMRISE Electronics Corporation (“EEC”), a wholly-owned subsidiary of EMRISE Corporation (the “Company”), entered into a Stock Purchase Agreement by and among Aeroflex Incorporated (“Aeroflex”), as buyer, and EEC, as seller, relating to the sale of all of the issued and outstanding shares of common stock of Advanced Control Components, Inc. (“ACC”) and all of the issued and outstanding shares of common stock of Custom Components, Inc. (“CCI”) (the “ACC Operations”).  In accordance with guidance issued by the Financial Accounting Standards Board (the “FASB”) related to the accounting for the impairment or disposal of long-lived assets, the ACC Operations have been classified as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010 that was filed with the Securities and Exchange Commission (the “SEC”) on May 17, 2010.  The Company is filing this Current Report on Form 8-K to update the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “2009 Form 10-K”) for discontinued operations in accordance with financial reporting guidance issued by the SEC.

Exhibits 99.1 and 99.2 to this Current Report on Form 8-K includes the historical financial information initially presented under Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8 – Financial Statements and Supplementary Data in the 2009 Form 10-K revised and updated from its previous presentation solely to reflect the reclassifications for discontinued operations described above for the fiscal years ended December 31, 2009 and 2008.

The information in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K does not reflect events or developments that occurred after April 15, 2010, and does not modify or update the disclosures in the 2009 Form 10-K in any way, other than to reflect the ACC Operations as a discontinued operation as described above.  The information in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K should be read in conjunction with the 2009 Form 10-K and any documents filed by EMRISE Corporation under the Securities Exchange Act of 1934, as amended, subsequent to April 15, 2010.

Item 9.01               Financial Statements and Exhibits

d.             Exhibits:

23.1         Consent of BDO USA, LLP.

23.2         Consent of Hein and Associates, LLP.

99.1         Consolidated Financial Statements and related Notes to Consolidated Financial Statements for the years ended December 31, 2009 and 2008 (which replaces and supersedes Part II, Item 8 of the 2009 Form 10-K filed with the SEC on April 15, 2010).

99.2         Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2009 (which replaces and supersedes Part II, Item 7 of the 2009 Form 10-K filed with the SEC on April 15, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMRISE CORPORATION

Dated: July 2, 2010	By:	/s/ D. John Donovan
D. John Donovan, Chief Financial Officer
(principal financial officer)

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description

23.1	Consent of BDO USA, LLP

23.2	Consent of Hein and Associates, LLP

99.1

Consolidated Financial Statements and related Notes to Consolidated Financial Statements for the years ended December 31, 2009 and 2008 (which replaces and supersedes Part II, Item 8 of the 2009 Form 10-K filed with the SEC on April 15, 2010).

99.2

Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2009 (which replaces and supersedes Part II, Item 7 of the 2009 Form 10-K filed with the SEC on April 15, 2010).